UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   January 24, 2025

Solitron Devices, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-04978	22-1684144
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Sansburys Way, West Palm Beach, Florida	33411
(Address of Principal Executive Offices)	(Zip Code)

(561) 848-4311

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 24, 2025, the Annual Meeting of Stockholders (the “Annual Meeting”) of Solitron Devices, Inc. (the “Company”) was held. At the Annual Meeting, the Company’s stockholders voted on (i) the election of two directors as Class II directors to serve for a term expiring at the 2027 Annual Meeting of Stockholders (Proposal 1); (ii) ratification of the appointment of Whitley Penn LLP as the Company’s independent certified public accountants for the fiscal year ending February 28, 2025 (Proposal 2); (iii) approval of a non-binding advisory vote on the compensation of the named executive officers of the Company (“Say on Pay”) (Proposal 3) and (iv) the approval to transact such other and further business as may properly come before the meeting or any adjournments or postponements of the meeting (Proposal 4). The proposals are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 9, 2024.

Set forth below are the voting results on each matter submitted to the stockholders at the Annual Meeting.

Proposal 1. The Company’s stockholders voted to elect Mr. Tim Eriksen and Mr. David W. Pointer as the Company’s Class II directors. The Class II directors will serve for a term until the 2027Annual Meeting of Stockholders:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Tim Eriksen	1,114,904	4,659	18,501	570,227
David W. Pointer	1,106,850	10,213	21,001	570,227

Proposal 2. The Company’s stockholders voted to ratify the appointment of Whitley Penn LLP as the Company’s independent registered public accountants for the fiscal year ending February 28, 2025.

Votes For	Votes Against	Abstentions
1,684,761	17,095	6,435

Proposal 3. The Company’s stockholders voted to approve a non-binding advisory vote on the compensation of the named executive officers of the Company (“Say on Pay”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
895,336	242,438	290	570,227

There were sufficient votes to approve proposals 1, 2 and 3.  Proposal 4 was moot.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLITRON DEVICES, INC.

January 27, 2025	By:	/s/ Carolyn Campbell
Carolyn Campbell
Chief Financial Officer